WILLIAM BLAIR FUNDS

SUPPLEMENT TO SUMMARY PROSPECTUS DATED MARCH 1, 2014

The information below supplements the summary prospectus for Class N, Class I and Institutional Class Shares of the William Blair Commodity Strategy Long/Short Fund.

The Commodity Strategy Long/Short Fund (the “Fund”) is closed to additional investment.

Upon the recommendation of William Blair & Company, L.L.C., the Board of Trustees determined that it was in the best interests of the Fund to redeem all the shares of the Fund outstanding on July 24, 2014, and then to terminate the Fund. Prior to July 24, 2014, shareholders of the Fund may redeem their shares or exchange their shares for shares of another William Blair Fund. Any shares of the Fund that have not been redeemed or exchanged prior to July 24, 2014 will be redeemed automatically at their net asset value per share on that date.

Dated: June 26, 2014

WILLIAM BLAIR FUNDS

222 West Adams Street

Chicago, Illinois 60606

Please retain this supplement with your Prospectus for future reference.